SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: April 22, 2003
                (Date of earliest event reported) April 22, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                  000-29225               73-1513309
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

       (405) 529-8500 (Registrant's telephone number, including area code)



Information To Be Included in the Report

Item 5. Other Events and Required FD Disclosure.

     The Registrant has been advised by its principal shareholder, Dobson CC Limited Partnership, or DCCLP, that DCCLP and Bank of America, N.A. have extended the time to reach a definitive agreement for the amendment and restructuring of the Bank's loan to DCCLP, until April 25, 2003.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

Exhibit
  No.                      Description
  ---                      -----------

99 Registrant's press release issued April 22, 2003, regarding extension of time to reach a definitive agreement for the amendment and restructuring of Dobson CC Limited Partnership's loan with Bank of American, N.A.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DOBSON COMMUNICATIONS CORPORATION

                             By  BRUCE R. KNOOIHUIZEN
                                 Bruce R. Knooihuizen, Executive Vice President

April 22, 2003

                                 EXHIBIT INDEX

Exhibit
  No.         Description                          Method of Filing
  ---         -----------                          ----------------

  99   Registrant's press release issued   Filed herewith electronically
       April 22, 2003